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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 5, 2003

                        (Date of earliest event reported)


                               SUNTRON CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              0-49651                                   86-1038668
      Commission File Number)             (IRS Employer Identification Number)


                            2501 WEST GRANDVIEW ROAD
                                PHOENIX, ARIZONA
                                      85023
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (602) 789-6600
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         The Company is furnishing this Report on Form 8-K in connection with a press release released on November 5, 2003, following the filing of the Company's Form 10-Q with the Securities and Exchange Commission.

         The text included with this Report is available on the Company's website located at www.suntroncorp.com, although the Company reserves the right to discontinue that availability at any time.

Exhibit 99.1 Press Release dated November 5, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNTRON CORPORATION


Date: November 17, 2003             By: /s/ James K. Bass
                                        -----------------------------------
                                        James K. Bass
                                        Chief Executive Officer